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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

         Date of Report (Date of earliest event reported): MARCH 7, 2003

                                   VALERO L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE             1-16417                  74-2958817
      (State or other       (Commission             (I.R.S. Employer
       jurisdiction         File Number)           Identification No.)
     of incorporation)


            ONE VALERO PLACE                              78212
           SAN ANTONIO, TEXAS                          (Zip Code)
(Address of principal executive offices)


                                 (210) 370-2000
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBIT

         Exhibit No.    Description of Exhibit
         -----------    ----------------------
         99.1           News Release dated March 7, 2003, with respect to Valero
                        L.P.'s proposed acquisition of certain assets from Valero Energy Corporation and redemption of approximately 3.8 million common units held by Valero
                        Energy.

ITEM 9. REGULATION FD DISCLOSURE.

On March 7, 2003, Valero L.P. (the "Partnership") issued a press release regarding the Partnership's proposed acquisition of certain assets from Valero Energy Corporation totaling approximately $350 million and redemption of approximately 3.8 million common units held by Valero Energy. The full text of the press release is set forth in Exhibit 99.1 hereto. The exhibit is not filed but is furnished hereto pursuant to Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Valero L.P.

                                    By:  Riverwalk Logistics, L.P.
                                         its general partner

                                         By: Valero GP, LLC
                                             its general partner


Dated: March 7, 2003

                                             By: /s/ Bradley C. Barron
                                                 ---------------------
                                             Name: Bradley C. Barron
                                             Title: Corporate Secretary